(LEUTHOLD CORE INVESTMENT FUND LOGO)

                                 Annual Report
                              September 30,  2002

DEAR FELLOW SHAREHOLDERS:

  The S&P 500 Index peaked on March 24th, 2000, and as of September 30th, 2002, the cumulative total return loss was -44.78%. Even worse, for the technology dominated NASDAQ Composite, the cumulative total return loss from the March 2000
                                                        ----
high through September 30, 2002, was -76.22%. By these performance measures, this bear market ranks with 1973-1974 as ONE OF THE TWO WORST MARKET DECLINES IN THE LAST 70 YEARS.

     o  As a comparison, measured from the bull market's peak (March 24th,
        2000) the LEUTHOLD CORE INVESTMENT FUND HAS LOST ONLY 6.05% ON A CUMULATIVE TOTAL RETURN BASIS through September 30, 2002. Thus, for longer-term shareholders, our relative performance has been
                                          --------
        superior.

     o OVER THE LAST FIVE YEARS (60 MONTHS) ENDING SEPTEMBER 30, 2002, THE LEUTHOLD CORE INVESTMENT FUND HAS POSTED A CUMULATIVE TOTAL RETURN GAIN OF 28.52% (+5.14% annualized), compared to the
               ----
        cumulative total return loss for the S&P 500 of -7.91% (-1.63% annualized), and that of the NASDAQ Composite -29.94% (-6.87% annualized).

  Although the Fund is down 7.21% for the fiscal year ending September 30, 2002, it has again in this period significantly outperformed the S&P 500 (- 20.48%), by going down less. And while we never aim to lose, we've managed to lose at a much slower pace over the last year than all the major stock market
               ------
averages.

     o Despite the bumpy road over the shorter-term (one or two-year time horizons), over the -long-term, our definition of investment success is "making it...and keeping it." Thus, in view of the last five years, WE HAVE BEEN SUCCESSFUL IN ACHIEVING THAT OBJECTIVE.

FIVE YEAR PERFORMANCE COMPARISONS (Period Ended September 30, 2002)
---------------------------------

  The Wall Street Journal's "Mutual Funds Quarterly Review" awarded the Leuthold Core Investment Fund an "A" based on both the three-year and five-year performance periods within the "Stock/Bond Blend" objective. And, your fund's five-year results rank in the top 5% of Bloomberg's "Balanced" objective, the top 6% of Morningstar's "Domestic Hybrid" category, and the top 5% of Lipper's "Flexible Fund" category, as well.

CURRENT OUTLOOK: A NEW CYCLICAL BULL MARKET
-------------------------------------------

  The economy continues to plod upward and the stock market is belatedly getting in gear with the economic expansion that emerged in late 2001 in the aftermath of the September 11th Attacks. So far, the consumer has been the primary economic driver. With mortgage refinancing stimulus, the consumer should continue to be the primary factor for at least several more months.

  CORPORATE EARNINGS AND EARNINGS MOMENTUM are improving, no matter what version of earnings are being employed. In terms of SENTIMENT, the October 9th low was a textbook bottom from a true contrarian's standpoint. Mutual fund shareholders were bailing out (and still are). The American Association of Individual Investors Survey found that the typical respondent has 43% of an investment account in stocks, compared to 77% at the peak in early 2000. This about matches the January 1991 low of 42%. Cash reserves were 39% in the October survey, compared to 11% at the 1998 low, and above the 38% former high in January 1991.

  Shorter term, the seasonals favor the bulls. Historically, the November, December, and January period is unusually strong. There may, however, be selling
                                                       ---
pressure in late December as individuals realize losses to offset the year's realized gains...but this year, few individuals have gains to offset! In addition, the big underfunded pension funds could be a significant positive factor during the first quarter of 2003.

  UPSIDE: While we're bullish, we are not raging bulls, and do not expect to see new record highs in the S&P 500, and certainly not in the NASDAQ. Rather, our bull market expectations over the next two years are more in line with the more modest cyclical bull markets occurring in the aftermath of the 1968-1974 secular bear market.

     o The four cyclical bull markets in that period, measured by the S&P 500, averaged about 51% gains, with the 1974-1976 move being the biggest (+73%).

     o Measured by the DJIA, the average move was +50%, with +76% the largest.

RECENT CHANGES: MAJOR INCREASE IN EQUITY EXPOSURE
-------------------------------------------------

  In late September, the Leuthold Major Trend Index improved from Negative to Neutral status. Stock market valuations were becoming more compelling, with our composite valuation model for the S&P 500 SLIGHTLY BELOW 1957 TO DATE MEDIAN VALUATION LEVELS. As a result, the Leuthold Core Investment Fund increased equity exposure to about 50%, accomplished by closing out the portfolio's equity hedge.

  In October, the composite weight of the evidence improved to Positive, and we increased the equity exposure to 60% on October 9th, a day that proved to be the October low. Then, in late October, our Major Trend Index, comprised of over 170 components, sustained its strength, climbing even higher within positive territory, triggering another boost to the Core Fund's equity exposure, to 65%. Current equity exposure is 70%, the maximum equity exposure guideline. High Quality Bond holdings have been sold to accomplish the increase in equity exposure.

IN SUMMARY
----------

  Long term history tells us that individual investors usually do the wrong
                                  -----------------------------------------
thing at the wrong time when the markets are in transition. Emotions and fear
----------------------------------------------------------
overwhelm common sense. As a veteran stock market friend of ours once said, "WHEN IT'S TIME TO BUY...YOU WON'T WANT TO."

  That is why, as your fund's managers, we employ disciplines that we have developed over the past 43 years as the primary drivers of asset allocation and stock selection decisions.

Sincerely,

/s/Steve Leuthold         /s/James Floyd           /s/Andrew Engel

Steve Leuthold            James Floyd, CFA         Andrew Engel, CFA
Portfolio Team Leader     Co-Portfolio Manager     Co-Portfolio Manager

FOR THE "NUMBER CRUNCHERS"
--------------------------

  For the 3-year period ending 9/30/02, compared to Morningstar's Asset Allocation Objective/Domestic Hybrid Category universe of 184 funds, here is how the fund ranks.

   o FUND'S 3-YEAR PORTFOLIO BETA1<F1> (VOLATILITY/RISK) OF 0.29 IN LOWER 16% OF UNIVERSE.

   o FUND'S ALPHA1<F1> (A MEASURE OF MANAGERS' "VALUE-ADDED") IS 3.02, RANKING IN THE TOP 12%.

   o FUND'S LOW R-SQUARED1<F1> OF 19%, RANKS IN THE TOP 6% OF THE UNIVERSE, INDICATING THAT 81% OF PERFORMANCE IS UNCORRELATED TO THE S&P 500 PRICE MOVEMENT.

  1<F1> Beta:  A measure of a fund's sensitivity to market movements. A low
        ----
Beta signifies that the fund's market-related risk is low. Alpha: Measure of the difference between a fund's actual returns and its expected performance, given its level of risk as measured by Beta. A positive Alpha figure indicates the fund has performed better than its Beta would predict. R-squared: Reflects the percentage of a fund's movements that can be explained by movements in its benchmark index.

  Leuthold Weeden Capital Management, the Fund's advisor, manages two additional investment strategies also available in no-load mutual fund formats:
The Leuthold Select Industries Fund, and the Grizzly Short Fund. For more information, please call 800-273-6886.

                      FOR PERIODS ENDED SEPTEMBER 30, 2002

                                                                                             AVERAGE ANNUAL RATE OF RETURN
                                                                                       ----------------------------------------
                                         3 MONTH        6 MONTH         1 YEAR         3 YEAR         5 YEAR    SINCE INCEPTION
                                         -------        -------         ------         ------         ------    ---------------
Leuthold Core Investment Fund             -8.63%        -13.84%         -7.21%          1.75%          5.15%         7.07%
Combined Index                            -6.49%         -9.28%         -1.02%          3.36%          4.81%         7.58%
Lipper Flexible Fund Index               -11.74%        -19.34%        -13.07%         -7.08%         -0.74%         4.17%
Morningstar Domestic Hybrid Index         -8.29%        -13.69%         -8.09%         -4.44%          0.06%         4.62%
S&P 500 Index                            -17.28%        -28.36%        -20.48%        -12.87%         -1.63%         6.29%

           A $10,000 INVESTMENT IN THE LEUTHOLD CORE INVESTMENT FUND

     Date         Leuthold Core Investment Fund     Lipper Flexible Fund Index
     ----         -----------------------------     --------------------------
   11/20/95                  10,000                           10,000
   11/30/95                  10,120                           10,164
   12/31/95                  10,231                           10,272
    1/31/96                  10,141                           10,471
    2/29/96                  10,121                           10,525
    3/31/96                  10,141                           10,600
    4/30/96                  10,111                           10,759
    5/31/96                  10,294                           10,896
    6/30/96                  10,340                           10,879
    7/31/96                  10,392                           10,542
    8/31/96                  10,381                           10,724
    9/30/96                  10,543                           11,126
   10/31/96                  10,812                           11,326
   11/30/96                  11,174                           11,874
   12/31/96                  11,185                           11,715
    1/31/97                  11,141                           12,055
    2/28/97                  11,076                           12,048
    3/31/97                  10,969                           11,698
    4/30/97                  11,088                           11,989
    5/31/97                  11,219                           12,501
    6/30/97                  11,430                           12,870
    7/31/97                  12,301                           13,592
    8/31/97                  11,828                           13,175
    9/30/97                  12,436                           13,735
   10/31/97                  12,613                           13,462
   11/30/97                  12,825                           13,701
   12/31/97                  13,113                           13,904
    1/31/98                  13,216                           13,993
    2/28/98                  13,343                           14,670
    3/31/98                  13,706                           15,165
    4/30/98                  13,636                           15,259
    5/31/98                  13,531                           15,107
    6/30/98                  13,857                           15,399
    7/31/98                  13,609                           15,239
    8/31/98                  13,786                           13,742
    9/30/98                  14,231                           14,289
   10/31/98                  14,053                           14,967
   11/30/98                  14,219                           15,582
   12/31/98                  14,633                           16,207
    1/31/99                  14,992                           16,519
    2/28/99                  14,354                           16,064
    3/31/99                  14,730                           16,464
    4/30/99                  15,292                           16,948
    5/31/99                  15,117                           16,651
    6/30/99                  15,331                           17,135
    7/31/99                  15,249                           16,832
    8/31/99                  15,277                           16,679
    9/30/99                  15,168                           16,497
   10/31/99                  15,168                           16,931
   11/30/99                  15,402                           17,116
   12/31/99                  16,033                           17,795
    1/31/00                  16,033                           17,295
    2/29/00                  17,427                           17,447
    3/31/00                  16,850                           18,236
    4/30/00                  16,863                           17,866
    5/31/00                  17,131                           17,608
    6/30/00                  17,450                           17,984
    7/31/00                  17,522                           17,877
    8/31/00                  17,965                           18,725
    9/30/00                  18,351                           18,255
   10/31/00                  18,221                           18,160
   11/30/00                  18,598                           17,386
   12/31/00                  19,649                           17,684
    1/31/01                  19,741                           17,975
    2/28/01                  19,818                           16,985
    3/31/01                  19,408                           16,232
    4/30/01                  19,984                           17,055
    5/31/01                  20,420                           17,175
    6/30/01                  20,018                           16,919
    7/31/01                  19,892                           16,838
    8/31/01                  19,516                           16,206
    9/30/01                  17,221                           15,224
   10/31/01                  17,615                           15,585
   11/30/01                  18,261                           16,263
   12/31/01                  18,702                           16,409
    1/31/02                  18,528                           16,173
    2/28/02                  18,020                           15,960
    3/31/02                  18,546                           16,408
    4/30/02                  18,498                           15,924
    5/31/02                  18,243                           15,832
    6/30/02                  17,487                           14,994
    7/31/02                  16,720                           14,130
    8/31/02                  16,639                           14,236
    9/30/02                  15,979                           13,234

The Combined Index consists of an unmanaged portfolio of 45% common stocks (15% S&P 500 Index, 15% S&P 400 Midcap Index and 15% Russell 2000 Index), 45% bonds (Lehman Bros. Govt./Corporate Bond Index ("LB G/C BI"), and 10% money market instruments (90-day U.S. T-bills). The Fund believes this index more closely reflects the Fund's investment strategy, and therefore, is a more appropriate performance comparator than using the S&P 500 alone for the stock portion of the index.

The Lipper Flexible Fund Index is an equally weighted index of the largest 30 mutual funds within the Flexible Portfolio investment objective, as defined by Lipper.

The Morningstar Domestic Hybrid Index is an index used for mutual funds with stock holdings of greater than 20%, but less than 70%, of the portfolio.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 11/20/95 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2002

ASSETS:
   Investments, at value
     (cost $117,257,497)                                          $105,755,904
   Receivable for investments sold                                     630,177
   Receivable for fund shares sold                                      20,251
   Deposit for short sales                                           9,781,529
   Receivable from broker for proceeds
     on securities sold short                                       16,933,694
   Interest receivable                                                 415,601
   Dividends receivable                                                 40,476
   Other receivables                                                    23,334
   Other assets                                                         14,451
                                                                  ------------
   Total Assets                                                    133,615,417
                                                                  ------------

LIABILITIES:
   Securities sold short, at market value
     (proceeds $16,933,694)                                         16,039,212
   Payable for investments purchased                                   411,864
   Payable for fund shares redeemed                                    585,894
   Payable to Adviser                                                   88,909
   Accrued expenses and other liabilities                              126,291
                                                                  ------------
   Total Liabilities                                                17,252,170
                                                                  ------------
NET ASSETS                                                        $116,363,247
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
   Capital stock                                                  $136,701,177
   Accumulated net investment loss                                     (76,505)
   Accumulated net realized loss
     on investments                                                 (9,654,314)
   Net unrealized depreciation on
     investments and short positions                               (10,607,111)
                                                                  ------------
   Total Net Assets                                               $116,363,247
                                                                  ------------
                                                                  ------------
   Shares outstanding (250,000,000
     shares of $.0001 par value authorized)                         11,696,612
   Net Asset Value, Redemption
       Price and Offering Price Per Share                                $9.95
                                                                         -----
                                                                         -----

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30,  2002

INVESTMENT INCOME:
   Dividend income (net of foreign
     taxes withheld of $2,881)                                    $  1,638,713
   Interest income                                                   2,425,501
                                                                  ------------
   Total investment income                                           4,064,214
                                                                  ------------

EXPENSES:
   Investment advisory fee                                           1,178,544
   Administration fee                                                  100,998
   Transfer agent fees and expenses                                     82,593
   Professional fees                                                    38,113
   Fund accounting fees and expenses                                    42,178
   Custody fees                                                         33,309
   Shareholder servicing fees and expenses                              39,285
   Federal and state registration                                       29,818
   Reports to shareholders                                              17,228
   Directors' fees and expenses                                         15,508
   Other                                                                 9,642
                                                                  ------------
   Total expenses before dividends
     on short positions                                              1,587,216
   Dividends on short positions                                         50,271
                                                                  ------------
   Total expenses                                                    1,637,487
                                                                  ------------
NET INVESTMENT INCOME                                                2,426,727
                                                                  ------------

REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS
  AND SHORT POSITIONS:
   Net realized gain (loss) on:
       Investments                                                 (12,021,656)
       Short positions                                               3,509,095
       Foreign currency                                                (64,516)
   Net unrealized depreciation
     during the period on:
       Investments                                                  (4,884,645)
       Short positions                                                 894,482
       Foreign currency                                                  4,851
                                                                  ------------
   Net realized and unrealized loss on
     investments and short positions                               (12,562,389)
                                                                  ------------
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                                                 $(10,135,662)
                                                                  ------------
                                                                  ------------

                     See notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED               YEAR ENDED
                                                                  SEPTEMBER 30, 2002       SEPTEMBER 30, 2001
                                                                  ------------------       ------------------
OPERATIONS:
   Net investment income                                             $  2,426,727             $  3,633,895
   Net realized gain (loss) on investments,
     short positions and foreign currency                              (8,577,077)                 173,329
   Net unrealized depreciation during the period on
     investments, short positions and foreign currency                 (3,985,312)             (15,346,194)
                                                                     ------------             ------------
   Net decrease in net assets from operations                         (10,135,662)             (11,538,970)
                                                                     ------------             ------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                          (2,378,948)              (3,668,949)
   From net realized gains                                                     --               (5,267,310)
                                                                     ------------             ------------
   Total distributions                                                 (2,378,948)              (8,936,259)
                                                                     ------------             ------------

CAPITAL SHARE  TRANSACTIONS:
   Proceeds from shares sold                                           72,199,809              111,777,389
   Proceeds from shares issued to holders in
     reinvestment of dividends                                          2,196,279                8,261,295
   Cost of shares redeemed                                            (62,230,946)             (69,925,391)
                                                                     ------------             ------------
   Net increase in net assets from capital
     share transactions                                                12,165,142               50,113,293
                                                                     ------------             ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  (349,468)              29,638,064

NET ASSETS
   Beginning of year                                                  116,712,715               87,074,651
                                                                     ------------             ------------
   End of year (including accumulated
     net investment loss of $(76,505)
     and $(59,768), respectively)                                    $116,363,247             $116,712,715
                                                                     ------------             ------------
                                                                     ------------             ------------

                     See notes to the financial statements.

FINANCIAL HIGHLIGHTS

                                                                         YEAR ENDED SEPTEMBER 30,
                                                     ----------------------------------------------------------------
                                                     2002           2001           2000           1999           1998
                                                     ----           ----           ----           ----           ----
PER SHARE DATA:
Net asset value, beginning of year                  $10.92         $12.74         $11.12         $11.97         $11.17
                                                    ------         ------         ------         ------         ------

Income (loss) from investment operations:
   Net investment income(1)<F2>                       0.20           0.38           0.52           0.45           0.40
   Net realized and unrealized
     gains (losses) on investments                   (0.97)         (1.09)          1.75           0.28           1.16
                                                    ------         ------         ------         ------         ------
   Total from investment operations                  (0.77)         (0.71)          2.27           0.73           1.56
                                                    ------         ------         ------         ------         ------

Less distributions:
   From net investment income                        (0.20)         (0.37)         (0.51)         (0.44)         (0.40)
   In excess of net investment income                   --          (0.01)            --             --             --
   From net realized gains                              --          (0.73)         (0.14)         (1.14)         (0.36)
                                                    ------         ------         ------         ------         ------
   Total distributions                               (0.20)         (1.11)         (0.65)         (1.58)         (0.76)
                                                    ------         ------         ------         ------         ------
Net asset value, end of year                         $9.95         $10.92         $12.74         $11.12         $11.97
                                                    ------         ------         ------         ------         ------
                                                    ------         ------         ------         ------         ------

Total return                                        -7.21%         -6.16%         20.98%          6.59%         14.45%

Supplemental data and ratios:
   Net assets, end of year                    $116,363,247   $116,712,715    $87,074,651    $58,420,532    $46,267,018

Ratio of expenses to
  average net assets:
   Before expense reimbursement                      1.25%(2)<F3>   1.25%(2)<F3>   1.36%(2)<F3>   1.42%(2)<F3>   1.41%
   After expense reimbursement                       1.25%(2)<F3>   1.25%(2)<F3>   1.35%(2)<F3>   1.35%(2)<F3>   1.25%

Ratio of net investment income to
  average net assets:
   Before expense reimbursement                      1.85%(3)<F4>   3.00%(3)<F4>   4.53%(3)<F4>   3.93%(3)<F4>   3.50%
   After expense reimbursement                       1.85%(3)<F4>   3.00%(3)<F4>   4.54%(3)<F4>   4.00%(3)<F4>   3.66%
Portfolio turnover rate                            132.77%(4)<F5> 122.21%(4)<F5> 129.74%(4)<F5> 159.02%(4)<F5>  73.43%

(1)<F2> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)<F3>   The operating expense ratios include dividends on short positions.
          The expense ratio before reimbursement and the expense ratio after reimbursement excluding dividends on short positions were 1.21% and 1.21%, respectively, for the the year ended September 30, 2002, 1.24% and 1.24%, respectively, for the year ended September 30, 2001, 1.26% and 1.25%, respectively, for the year ended September 30, 2000 and 1.32% and 1.25%, respectively, for the year ended September 30, 1999.
(3)<F4>   The net investment income ratios include dividends on short positions.
(4)<F5> The portfolio turnover ratio excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

                     See notes to the financial statements.

SCHEDULE OF INVESTMENTS
SEPTEMBER 30,  2002

  NUMBER                                                              MARKET
OF SHARES                                                             VALUE
---------                                                             -----
               COMMON STOCKS    44.24 %+<F8>

               AIR FREIGHT & COURIERS    4.24%+<F8>
    60,200     Airborne, Inc.                                     $    682,668
    22,400     C.H. Robinson
                 Worldwide, Inc.                                       605,248
    48,600     Expeditors International
                 of Washington, Inc.                                 1,357,884
    28,500     FedEx Corp.                                           1,426,995
    12,100     Forward Air Corporation *<F6>                           219,010
    10,200     United Parcel Service, Inc.                             637,806
                                                                  ------------
                                                                     4,929,611
                                                                  ------------

               AUTOMOBILE PARTS
                 & EQUIPMENT    1.91%+<F8>
    17,900     BorgWarner, Inc.                                        888,556
     8,200     Johnson Controls, Inc.                                  629,924
     7,900     Lear Corporation *<F6>                                  329,035
     8,000     Superior Industries
                 International, Inc.                                   376,640
                                                                  ------------
                                                                     2,224,155
                                                                  ------------

               BANKS    1.40%+<F8>
    81,200     Hibernia Corporation                                  1,623,188
                                                                  ------------

               CONSUMER ELECTRONICS    3.07%+<F8>
    21,500     Garmin Ltd. *<F6>                                       398,825
    19,400     Harman International
                 Industries, Incorporated                            1,003,950
    25,300     Koninklijke (Royal)
                 Philips Electronics NV                                367,609
    79,700     Matsushita Electric
                 Industrial Co., Ltd.                                  826,489
    14,300     Sony Corporation                                        587,730
    43,000     Universal Electronics Inc. *<F6>                        384,850
                                                                  ------------
                                                                     3,569,453
                                                                  ------------

               DIVERSIFIED METALS
                 & MINING    2.80%+<F8>
    86,200     BHP Billiton Limited                                    840,450
    55,800     Freeport-McMoRan
                 Copper & Gold, Inc. *<F6>                             751,068
    45,700     Inco Limited  *<F6>                                     733,942
    22,800     Phelps Dodge Corporation *<F6>                          584,364
    33,000     RTI International
                 Metals, Inc. *<F6>                                    346,500
                                                                  ------------
                                                                     3,256,324
                                                                  ------------

               EMPLOYMENT SERVICES    3.06%+<F8>
    17,000     CDI Corp. *<F6>                                         444,550
    45,700     Heidrick & Struggles
                 International, Inc. *<F6>                             694,183
    17,300     Kelly Services, Inc.                                    374,891
    46,900     Labor Ready, Inc. *<F6>                                 296,408
    45,000     Manpower Inc.                                         1,320,300
    18,400     On Assignment, Inc. *<F6>                               152,168
    38,800     Spherion Corporation *<F6>                              273,540
                                                                  ------------
                                                                     3,556,040
                                                                  ------------

               NETWORKING EQUIPMENT    2.65%+<F8>
   127,000     Advanced Micro
                 Devices, Inc. *<F6>                                   678,180
    63,162     Cisco Systems, Inc. *<F6>                               661,938
    41,294     Echelon Corporation *<F6>                               359,258
    84,494     Extreme Networks, Inc. *<F6>                            355,720
   110,055     Foundry Networks, Inc. *<F6>                            603,101
    78,968     McDATA Corporation *<F6>                                428,796
                                                                  ------------
                                                                     3,086,993
                                                                  ------------

               OFFICE ELECTRONICS    5.44%+<F8>
    67,300     Canon Inc.                                            2,144,851
    47,509     Global Imaging
                 Systems, Inc. *<F6>                                   896,970
   169,640     IKON Office Solutions, Inc.                           1,336,763
   255,707     Xerox Corporation *<F6>                               1,265,750
    13,100     Zebra Technologies
                 Corporation *<F6>                                     690,240
                                                                  ------------
                                                                     6,334,574
                                                                  ------------

               OIL & GAS DRILLING    4.66%+<F8>
    32,000     ENSCO International
                 Incorporated                                          801,280
    41,800     GlobalSantaFe Corporation                               934,230
    32,300     Nabors Industries, Ltd. *<F6>                         1,057,825
    33,400     Patterson - UTI
                 Energy, Inc. *<F6>                                    852,034
    30,012     Precision Drilling
                 Corporation *<F6>                                     903,361
    45,400     Unit Corporation *<F6>                                  869,410
                                                                  ------------
                                                                     5,418,140
                                                                  ------------

               OIL & GAS EXPLORATION
                 & PRODUCTION    6.75%+<F8>
    17,100     Apache Corporation                                    1,016,595
    67,900     Ocean Energy Inc.                                     1,354,605
    42,323     Patina Oil & Gas
                 Corporation                                         1,206,206
    26,500     Pogo Producing Company                                  902,590
    47,800     St. Mary Land &
                 Exploration Company                                 1,142,420
    27,600     Talisman Energy Inc.                                  1,106,760
    54,900     XTO Energy, Inc.                                      1,131,489
                                                                  ------------
                                                                     7,860,665
                                                                  ------------

               RESTAURANTS    3.83%+<F8>
    30,150     Applebee's International, Inc.                          660,888
    26,800     Bob Evans Farms, Inc.                                   635,160
    22,800     Brinker International, Inc. *<F6>                       590,520
    24,100     CBRL Group, Inc.                                        549,962
    28,350     Darden Restaurants, Inc.                                687,204
    15,600     P.F. Chang's China Bistro, Inc. *<F6>                   452,868
    42,800     Starbucks Corporation *<F6>                             883,392
                                                                  ------------
                                                                     4,459,994
                                                                  ------------

               SPECIALTY STORES    4.43%+<F8>
    48,500     Group 1 Automotive, Inc. *<F6>                        1,083,975
    38,100     Linens 'n Things, Inc. *<F6>                            699,897
    26,400     Michaels Stores, Inc. *<F6>                           1,206,480
    54,700     Pier 1 Imports, Inc.                                  1,043,129
    14,800     Rent-A-Center, Inc. *<F6>                               768,860
    42,500     United Rentals, Inc. *<F6>                              358,700
                                                                  ------------
                                                                     5,161,041
                                                                  ------------

               Total Common Stocks
                 (Cost $61,658,411)                                 51,480,178
                                                                  ------------

               INVESTMENT
                 COMPANIES    18.70%

               EMERGING COUNTRY
                 FUNDS    8.03%+<F8>
               ASIA    5.97%+<F8>
    65,500     The Asia Pacific Fund, Inc.                             545,615
    76,400     Asia Tigers Fund, Inc.                                  496,600
   104,899     China Fund, Inc.                                      1,234,661
    26,400     Fidelity Advisor Emerging
                 Asia Fund                                             252,384
    41,100     First Philippine Fund                                   104,805
   117,400     Greater China Fund, Inc.                                933,330
    47,900     iShares MSCI Malaysia
                 (Free) Index Fund                                     241,416
    90,800     iShares MSCI Singapore
                 (Free) Index Fund                                     403,152
    81,700     Korea Fund, Inc.                                      1,102,133
   102,000     Morgan Stanley
                 Asia-Pacific Fund, Inc.                               734,400
    29,600     Scudder New Asia
                 Fund, Inc.                                            223,184
    40,900     Taiwan Fund, Inc.                                       325,973
    40,400     Templeton China World
                 Fund, Inc.                                            354,712
                                                                  ------------
                                                                     6,952,365
                                                                  ------------

               EUROPE    1.12%+<F8>
   111,922     ING Russia Fund                                       1,299,409
                                                                  ------------

               INDIA/PAKISTAN    0.68%
    52,500     India Fund, Inc.                                        484,050
    47,600     Jardine Fleming India
                 Fund, Inc.                                            302,260
                                                                  ------------
                                                                       786,310
                                                                  ------------

               LATIN AMERICA    0.26%+<F8>
    34,300     Brazil Fund, Inc.                                       299,439
                                                                  ------------

               BOND FUNDS    10.67%+<F8>
               HIGH YIELD
                 BOND FUNDS    10.67%+<F8>
   426,809     Federated High Yield Trust                            2,249,284
   504,047     Northeast Investors Trust                             3,543,447
   542,478     OFFIT High Yield Fund                                 3,629,179
   468,618     Strong High-Yield
                 Bond Fund                                           2,999,156
                                                                  ------------
                                                                    12,421,066
                                                                  ------------
               Total Investment Companies
                 (Cost $24,798,699)                                 21,758,589
                                                                  ------------

PRINCIPAL
  AMOUNT
---------
               FIXED INCOME
                 SECURITIES    25.84%+<F8>
               CORPORATE BONDS    14.98%+<F8>
$2,002,000     American Re Corp.,
                 7.450%, 12/15/2026                                  2,139,235
 2,807,000     Aon Capital Trust,
                 8.205%, 1/1/2027                                    1,985,144
 2,082,000     Coca-Cola Enterprises,
                 6.950%, 11/15/2026                                  2,402,595
 2,000,000     Daimler Chrysler,
                 8.500%, 1/18/2031                                   2,378,302
 1,845,000     Deere & Co.,
                 8.100%, 5/15/2030                                   2,343,491
 1,370,000     GE Global,
                 6.45%, 3/1/2019                                     1,373,002
 2,445,000     MMI Capital Trust,
                 7.625%, 12/15/2027                                  2,483,421
 2,220,000     Northern Illinois Gas,
                 6.580%, 2/15/2028                                   2,325,066
                                                                  ------------
                                                                    17,430,256
                                                                  ------------

               GOVERNMENT BONDS    10.86%+<F8>
 5,733,515     US Treasury Note
                 Inflationary Index,
                 3.375%, 1/15/2007#<F7>                              6,245,053
 5,764,592     US Treasury Note
                 Inflationary Index,
                 3.500%, 1/15/2011#<F7>                              6,389,693
                                                                  ------------
                                                                    12,634,746
                                                                  ------------
               Total Fixed Income
                 Securities
                 (Cost $28,348,252)                                 30,065,002
                                                                  ------------

               SHORT-TERM
                 INVESTMENTS    2.11 %+<F8>

               VARIABLE RATE
                 DEMAND NOTES    2.11%+<F8>
 2,452,135     U.S. Bank, N.A., 1.561%#<F7>                          2,452,135
                                                                  ------------
               Total Short-Term
                 Investments
                 (Cost $2,452,135)                                   2,452,135
                                                                  ------------
               TOTAL INVESTMENTS
                 90.89%+<F8>
                 (COST $117,257,497)                              $105,755,904
                                                                  ------------
                                                                  ------------

 *<F6>  Non-income producing security.
 #<F7> Variable rate security. The rates listed are as of 9/30/02. +<F8> Calculated as a percentage of net assets.

                     See notes to the financial statements.

SECURITIES SOLD SHORT
SEPTEMBER 30,  2002

  NUMBER                                                              MARKET
OF SHARES                                                             VALUE
---------                                                             -----
               COMMON STOCKS
  10,600       ACE Limited                                         $   313,866
  23,700       Advanced Fibre
                 Communications, Inc.                                  314,499
  13,600       AdvancePCS                                              306,408
  18,600       Affymetrix, Inc.                                        386,880
  24,600       AOL Time Warner, Inc.                                   287,820
  10,700       Bausch & Lomb Incorporated                              354,919
  18,800       BCE, Inc.                                               332,760
  11,400       Brocade Communications
                 Systems, Inc.                                          85,842
  17,700       Brunswick Corporation                                   372,408
  35,400       Cablevision Systems
                 New York Group                                        320,724
   5,600       Cardinal Health, Inc.                                   348,320
  13,900       Carnival Corporation                                    348,890
  10,200       Catalina Marketing
                 Corporation                                           286,416
  12,100       CenturyTel, Inc.                                        271,403
  35,800       The Charles Schwab
                 Corporation                                           311,460
   7,000       Cintas Corporation                                      293,440
   4,400       Citigroup Inc.                                          130,460
  12,000       Community Health
                 Systems Inc.                                          319,560
  12,000       Cox Communications, Inc.                                295,080
  11,600       The Dow Chemical Company                                316,796
   8,800       Eastman Chemical Company                                335,896
  68,300       E*TRADE Group, Inc.                                     303,935
  16,700       Getty Images, Inc.                                      335,002
   6,500       Harley-Davidson, Inc.                                   301,925
  20,400       Integrated Circuit
                 Systems, Inc.                                         320,280
   8,400       International Paper Company                             280,476
  19,100       The Interpublic Group
                 of Companies, Inc.                                    302,735
   2,600       Iron Mountain Incorporated                               64,974
  18,100       Jabil Circuit, Inc.                                     267,518
  25,800       Juniper Networks, Inc.                                  123,840
  11,600       Lamar Advertising Company                               352,060
   5,600       Lehman Brothers
                 Holdings Inc.                                         274,680
  18,100       Marvell Technology
                 Group Ltd.                                            286,885
  18,500       MBNA Corporation                                        340,030
   7,400       Medtronic, Inc.                                         311,688
  13,500       Mercury Interactive
                 Corporation                                           231,660
  21,400       Monsanto Company                                        327,206
  17,200       NetIQ Corporation                                       249,400
  27,900       Network Associates, Inc.                                296,577
  16,400       The News Corporation
                 Limited                                               315,700
  15,400       Omnicare, Inc.                                          325,248
  13,900       Paychex, Inc.                                           337,353
   9,800       Performance Food
                 Group Company                                         332,808
  13,000       Raymond James
                 Financial, Inc.                                       351,910
  14,600       Scios Inc.                                              371,570
   7,800       Sears, Roebuck and Co.                                  304,200
  24,900       Southwest Airlines Co.                                  325,194
   1,800       Synopsys, Inc.                                           68,670
   5,600       Textron, Inc.                                           190,960
   5,100       Univision
                 Communications Inc.                                   116,280
  16,700       USA Interactive                                         323,646
   4,200       Viacom Inc.                                             170,310
  27,000       Vodafone Group PLC                                      346,410
  21,000       The Walt Disney Company                                 317,940
   3,000       Weyerhaeuser Company                                    131,310
   1,500       Wm. Wrigley Jr. Company                                  74,235
   4,500       XL Capital Ltd.                                         330,750
                                                                   -----------
               Total Securities Sold Short
                 (Proceeds $16,933,694)                            $16,039,212
                                                                   -----------
                                                                   -----------

                     See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT
     ACCOUNTING POLICIES

     Leuthold Funds, Inc. (the "Company") was incorporated on August 30, 1995, as a Maryland Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940. The Leuthold Core Investment Fund (the "Fund") is one of three series of the Company. The investment objective of the Fund is to seek total return consistent with prudent investment risk over the long term. The Fund commenced operations on November 20, 1995.

     The following is a summary of significant accounting policies consistently followed by the Fund.

     a) Investment Valuation - Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Options and securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services.
          Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

     b) Federal Income Taxes - Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. The tax character of distributions paid during the fiscal years ended September 30, 2002 and 2001 was as follows:

                                                2002                2001
                                                ----                ----
          Distributions paid from:
          Ordinary income                    $2,359,332          $3,472,923
          Long-term capital gains                19,616           5,463,336
                                             ----------          ----------
                                             $2,378,948          $8,936,259
                                             ----------          ----------
                                             ----------          ----------

          At September 30, 2002, the components of distributable earnings on a tax basis were as follows:

          Undistributed ordinary income                           $31,081
          Undistributed long-term capital gain                         --
                                                                  -------
          Distributable income                                    $31,081
                                                                  -------
                                                                  -------

          Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. Accounting principles generally accepted in the United States ("GAAP") requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. As a result of permanent book-to-tax differences, accumulated net investment loss has been increased by $49,137, accumulated net realized loss on investments has been decreased by $64,516 and capital stock has been decreased by $15,379. The Fund intends to utilize provisions of the federal income tax laws which allow the Fund to carry realized capital losses forward for eight years following the year of loss and offset such losses against any future realized capital gains. At September 30, 2002, the Fund had a capital loss carryforward available for federal income tax purposes of $4,580,309, which will expire on September 30, 2010. Additionally, at September 30, 2002, the Fund intends to elect to defer and treat post-October losses of $5,054,731 as arising in the fiscal year ending September 30, 2003.

     c) Distributions to Shareholders - Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

     d) Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     e) Short Positions - For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the Investment Company Act of 1940 to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 1a above. These segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short. The Fund's receivable from broker for proceeds on securities sold short is with one major security dealer. The Fund does not require this broker to maintain collateral in support of the receivable from broker for proceeds on securities sold short.

     f) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.
          Discounts and premiums on bonds are amortized over the life of the respective bond.

2.   CAPITAL SHARE  TRANSACTIONS

     Transactions in shares of the Fund were as follows:

                                             YEAR ENDED          YEAR ENDED
                                           SEPT. 30, 2002      SEPT. 30, 2001
                                           --------------      --------------
  Shares sold                                6,327,105           8,815,796
  Shares issued to
    holders in
    reinvestment
    of dividends                               197,231             687,767
  Shares redeemed                           (5,513,616)         (5,651,279)
                                             ---------           ---------
  Net increase                               1,010,720           3,852,284
                                             ---------           ---------
                                             ---------           ---------

3.   INVESTMENT  TRANSACTIONS

     Purchases and sales of investments, other than short-term investments, for the year ended September 30, 2002 were as follows:

               PURCHASES                                 SALES
     ---------------------------             ---------------------------
        U.S.                                    U.S.
     GOVERNMENT            OTHER             GOVERNMENT            OTHER
     ----------            -----             ----------            -----
         $0             $164,915,773             $0             $155,871,617

     At September 30, 2002, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

  Appreciation                                              $5,346,542
  Depreciation                                             (16,901,512)
                                                          ------------
  Net depreciation on
    investments                                           $(11,554,970)
                                                          ------------
                                                          ------------

     At September 30, 2002, the cost of investments for federal income tax purposes was $117,310,874.

     The difference between book and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales and mark-to-market adjustments on Passive Foreign Investment Companies (PFICs).

4.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

     The Fund has entered into an Investment Advisory Agreement with Leuthold Weeden Capital Management, LLC. Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.90% as applied to the Fund's daily net assets.

     The Investment Adviser has voluntarily agreed to reimburse the Fund to the extent necessary to ensure that total operating expenses (exclusive of interest, taxes, brokerage commissions, dividends on short positions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) do not exceed the annual rate of 1.25% of the net assets of the Fund, computed on a daily basis.

     U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

     For the year ended September 30, 2002, the Fund paid Weeden & Co., L.P., an affiliate of the Adviser, $722,397 of brokerage commissions.

5.   DIVIDENDS RECEIVED DEDUCTION (UNAUDITED)

     Nineteen percent of dividends paid during the fiscal year ended September 30, 2002 qualify for the dividend received deduction available to corporate shareholders.

6.   CHANGE IN INDEPENDENT AUDITOR (UNAUDITED)

     On April 22, 2002, the Board of Directors dismissed Arthur Andersen LLP as the Company's independent auditors and appointed Ernst & Young LLP for the fiscal year ending September 30, 2002. During the two most recent fiscal years, Arthur Andersen LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years, and there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

7.   ADDITIONAL DISCLOSURE REGARDING FUND DIRECTORS AND OFFICERS
     (UNAUDITED)

INDEPENDENT DIRECTORS

                                                                                                          # of
                                                                                                      Portfolios in   Other
                         Position(s)     Term of Office                                               Fund Complex    Directorships
Name, Age                Held with       and Length of      Principal Occupation                       Overseen By    Held by
and Address              the Company     Time Served        During Past Five Years                      Director      Director
-----------              -----------     --------------     ----------------------                    -------------   -------------
John S. Chipman (76)     Director        Indefinite Term,   Professor of Economics at the University of     3         None
2121 W. 49th Street                      7 Years Served     Minnesota since 1981.  Guest Professor at the
Minneapolis, MN 55409                                       University of Konstanz, Germany from 1986
                                                            to 1991 and was awarded an honorary doctorate
                                                            from such institution in 1991.

Lawrence L. Horsch (68)  Director        Indefinite Term,   Member of the Board of Directors of Boston      3         Member of
1404 Hilltop Ridge                       7 Years Served     Scientific Corp., a public company engaged in             the Board of
Houlton, WI 54082                                           developing,  producing and marketing medical              Directors of
                                                            devices since February, 1995, when SCIMED Life            Boston
                                                            Systems, Inc., a medical products company he              Scientific
                                                            helped organize in 1971, merged with Boston               Corp.
                                                            Scientific Corp.  Prior to such merger, Mr. Horsch
                                                            served in various capacities with SCIMED Life
                                                            Systems, Inc., including Acting Chief Financial
                                                            Officer from 1994 to 1995, Chairman of the Board
                                                            from 1977 to 1994, and as a director from 1977 to
                                                            1995.  He has also served as Chairman of Eagle
                                                            Management & Financial Corp., a management
                                                            consulting firm, since 1990.

Paul M. Kelnberger (59)  Director        Indefinite Term,   Joined Johnson, West & Co., PLC, a public       3         None
8208 Galway Road                         7 Years Served     accounting firm, in 1969 and has been a partner
Woodbury, MN 55125                                          since 1975.  He is also a director of Video Update,
                                                            Inc., a public company engaged in owning,
                                                            operating and franchising video rental superstores.

INTERESTED DIRECTORS (AND OFFICERS)

                                                                                                          # of
                                                                                                      Portfolios in   Other
                         Position(s)     Term of Office                                               Fund Complex    Trusteeships
Name, Age                Held with       and Length of      Principal Occupation                       Overseen By    Held by
and Address              the Trust       Time Served        During Past Five Years                       Trustee      Trustee
-----------              -----------     --------------     ----------------------                    -------------   -------------
Steven C. Leuthold (65)  Director,       Indefinite Term,   Chief executive officer of the managing member  3         None
100 N. Sixth Street      President       7 Years Served     of Leuthold Weeden Capital Management, LLC
Suite 412A               and Treasurer                      (the "Adviser").  He has also been a Portfolio
Minneapolis, MN 55403                                       Manager for the predecessors to the Adviser,
                                                            Leuthold & Anderson, Inc. (since 1987) and
                                                            Leuthold, Weeden & Associates, L.P. (since 1991).

Edward C. Favreau (51)   Director and    Indefinite Term,   Manager of Marketing and Sales of the Adviser   3         None
100 N. Sixth Street      Vice President  3 Years Served     since July, 1999.  Prior to joining the Adviser,
Suite 412A                                                  Mr. Favreau served as Vice President and Sales
Minneapolis, MN 55403                                       Manager of U.S. Bancorp Investments Inc.
                                                            (formerly First Bank Investment Services) from
                                                            June, 1993 until July, 1999.  Prior to that time
                                                            Mr. Favreau served in various capacities for
                                                            U.S. Bank from July, 1988 until June, 1993.

David R. Cragg (33)      Vice President  Indefinite Term,   Manager of Compliance of the Adviser since      3         None
100 N. Sixth Street      and Secretary   3 Years Served     January, 1999.  Prior to joining the Adviser,
Suite 412A                                                  Mr. Cragg served as Operations Manager of
Minneapolis, MN 55403                                       Piper Trust Company from November, 1997 until
                                                            January, 1999.  Prior to that time, Mr. Cragg served
                                                            in various capacities for Piper Trust Company
                                                            from February, 1993 until November, 1997.

REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
LEUTHOLD FUNDS, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Leuthold Core Investment Fund (one of the series constituting Leuthold Funds, Inc.) (the "Fund") as of September 30, 2002, and the related statements of operations and changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights for periods presented through September 30, 2001, were audited by other auditors whose report dated October 25, 2001 expressed an unqualified opinion on that financial statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of the Leuthold Core Investment Fund of Leuthold Funds, Inc. at September 30, 2002, and the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young LLP

Minneapolis, Minnesota
November 8, 2002

(LEUTHOLD CORE INVESTMENT FUND LOGO)

INVESTMENT ADVISER:
  Leuthold Weeden Capital
      Management, LLC, Minnesota

ADMINISTRATOR,  TRANSFER AGENT,
DIVIDEND PAYING AGENT,
SHAREHOLDER SERVICING AGENT:
  U.S. Bancorp Fund Services, LLC,
    Wisconsin

CUSTODIAN:
  U.S. Bank, N.A., Ohio

COUNSEL:
  Foley & Lardner, Wisconsin

INDEPENDENT PUBLIC ACCOUNTANTS:
  Ernst & Young LLP, Minnesota

This report is authorized for distribution only when preceded or accompanied by a current prospectus.